Exhibit 99.2

Fourth Quarter 2022 Supplemental Presentation Feb. 23, 2023

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar’s business and financial results are in our filings with the SEC, including our most recent 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this presentation references non-GAAP financial measures including, but not limited to, organic revenue, adjusted operating income, and free cash flow. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation and in our filings with the SEC, including our most recent 8-K, 10-K and 10-Q. 2 2

Q4 2022 Financial Performance ($mil) $74.8 $35.5 21 22 $66.4 ＋2.8% –52.5% –27.2% 21 22 $462.2 $475.0 21 22 $91.2 $67.4 –36.2% 21 22 $105.7 Revenue Operating Income Adjusted Free Cash Flow** Operating Income* * 3 3 Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense, other merger and acquisition (M&A) related expenses and earn-outs, and items related to the significant reduction and shift of the Company’s operations in China. ** Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures.

2022 Financial Performance ($mil) $257.0 $167.8 21 22 $298.9 ＋10.1% –34.7% –17.7% 21 22 $1,699.3 $1,870.6 21 22 $363.4 $168.3 –51.7% 21 22 $348.1 Revenue Operating Income Adjusted Free Cash Flow** Operating Income* * 4 4 Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense, other merger and acquisition (M&A) related expenses and earn-outs, and items related to the significant reduction and shift of the Company’s operations in China. ** Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures.

Q4 2022 Revenue Walk Organic revenue, a non-GAAP measure, excludes revenue from acquisitions for a period of 12 months upon completion of the acquisition, accounting changes, and the effect of foreign currency translations. ＋2.8% Reported Revenue Growth Impact of M&A, Accounting Changes, and Currency ＋2.2% – 0.6% Contributors of Organic Revenue Growth License-Based 14.9% Asset-Based –8.9% Transaction-Based –31.9% Organic Revenue Growth* 5 5 *

Quarterly Revenue Trend ($mil) Bars represent reported revenue. Percentages represent YOY organic revenue growth (decline), which is a non-GAAP measure. 6 6 10.6% 12.1%

YTD Organic Revenue Walk* ($ mil) 7 7 Q4 2021 YTD Revenue M&A, accounting changes, and foreign exchange adjustments PitchBook Morningstar Sustainalytics Morningstar Data Morningstar Direct Morningstar Indexes Morningstar Advisor Workstation Investment Management DBRS Morningstar Workplace Solutions Other products Q4 2022 YTD Revenue $1,699.3 –10.8 117.5 32.3 22.9 18.5 9.7 3.8 –27.1 –5.1 –0.7 10.3 $1,870.6 Organic revenue, a non-GAAP measure, excludes revenue from acquisitions for a period of 12 months upon completion of the acquisition, accounting changes, and the effect of foreign currency translations. *

Q4 2022 Revenue Drivers: License-Based Revenue Trend ($mil) +16.0% Reported +14.9% Organic 21 22 License-Based Organic Revenue Drivers: PitchBook (+30.7%), Morningstar Sustainalytics (+25.9%), Morningstar Direct (+12.1%), and Morningstar Data (+6.9%) were the primary contributors to organic revenue growth in Q4 2022. PitchBook continued to enhance its core data sets and improve the user experience. Morningstar Sustainalytics benefited from strength in its licensing business and demand for compliance and reporting solutions related to the EU Action Plan. That strength was partially offset by a sharp decline in revenue for second-party opinions.* Bars represent reported revenue. Organic revenue is a non-GAAP measure. Revenues for the second-party opinion product are transactional, or one-time in nature, and are included with other Morningstar Sustainalytics products in license-based revenue. $301.4 $349.7 8 8 *

Quarterly Product Trends PitchBook ($mil) 47.5% 53.0% 42.9% 40.2% 36.8% 32.6% 33.6% 36.0% 61.8% 61.4% 59.7% 67.5% 53.2% 48.3% 42.5% 38.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 PitchBook Revenue YOY Organic Revenue Growth YOY License Growth 47.5% 53.0% 42.9% 40.2% 36.8% 32.6% 33.6% 36.0% 61.8% 61.4% 59.7% 67.5% 53.2% 48.3% 42.5% 38.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 PitchBook Revenue YOY Organic Revenue Growth YOY License Growth 9 9 Morningstar Data ($mil) 8.7% 8.6% 9.5% 8.9% 8.7% 8.6% 9.5% 10.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Data Revenue YOY Organic Revenue Growth PitchBook licenses totaled 94,628 as of the fourth quarter of 2022, compared to 73,940 in the prior-year quarter. Organic revenue is a non-GAAP measure. PitchBook Revenue YOY Organic Revenue Trend YOY License Trend Morningstar Data Revenue YOY Organic Revenue Trend

Quarterly Product Trends 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth Morningstar Direct ($mil) 10 10 Morningstar Sustainalytics ($mil) Morningstar Direct licenses totaled 18,421 as of the fourth quarter of 2022, compared to 17,421 in the prior-year quarter. Organic revenue is a non-GAAP measure. Morningstar Direct Revenue YOY Organic Revenue Trend YOY License Trend 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth Morningstar Sustainalytics Revenue YOY Organic Revenue Trend

Quarterly Product Trends Morningstar Advisor Workstation ($mil) -4.3% -1.7% 3.2% -2.4% -1.3% -1.7% 3.2% 3.9% -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Advisor Workstation Revenue YOY Organic Revenue Growth 11 11 Organic revenue is a non-GAAP measure. Morningstar Advisor Workstation Revenue YOY Organic Revenue Trend

Q4 2022 Revenue Drivers: Asset-Based Revenue Trend ($mil) Bars represent reported revenue. Organic revenue is a non-GAAP measure. Asset-Based Organic Revenue Drivers: Downturns in global markets drove organic revenue declines for Investment Management (-18.9%) and Workplace Solutions (-4.4%). Organic growth in Morningstar Indexes (+8.0%) partially offset these declines, due primarily to strength in licensed data products. –6.1% Reported –8.9% Organic 21 22 $70.3 $66.0 12 12

Quarterly Product Trends: Investment Management ($bil) Investment Management Q4 2022 AUM/A: Investment Management assets declined 2.5% versus the prior-year period, reflecting the downturn in global markets and softer net flows. Excluding the $4.4 billion in assets related to the second quarter acquisition of Praemium’s UK and international business, assets would have declined 10.9% compared with the prior-year period. $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Nonwholesale** Managed Portfolios - Wholesale* Managed Portfolios – Wholesale: Through our distribution sales team, we offer investment strategies and services directly to financial advisors in bank, broker dealers with a corporate RIA, who have a corporate RIA, insurance, and RIA channels that offer our investment strategies and services to their clients (the end investor). This remains our strategic focus. **Managed Portfolios – Non-Wholesale: We sell services directly to financial institutions such as broker dealers, discount brokers, and wirehouses. Our distribution sales team is not involved with the advisers of these firms. $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Non-Wholesale** Managed Portfolios - Wholesale* $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Institutional Asset Management Asset Allocation Managed Portfolios - Non-Wholesale** Managed Portfolios - Wholesale* 13 13 *

Workplace Solutions Q4 2022 AUM/A: Workplace Solutions assets under management and advisement declined 8.6% versus the prior-year period, reflecting the downturn in global markets. Quarterly Product Trends: Workplace Solutions ($bil) Managed Accounts includes Retirement Manager and Advisor Managed Accounts. **Fiduciary Services helps retirement plan sponsors build appropriate investment lineups for their participants. Custom Models/CIT offer customized investment lineups for clients based on plan participant demographics or other specific factors. $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Custom Models/CIT Fiduciary Services Managed Accounts $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Custom Models/CIT Fiduciary Services Managed Accounts 14 14 * ***

Q4 2022 Revenue Drivers: Transaction-Based Revenue Trend ($mil) Bars represent reported revenue. Organic revenue growth (decline) is a non-GAAP measure. Transaction-Based Organic Revenue Drivers: DBRS Morningstar revenue declined 35.3% on an organic basis, reflecting depressed levels of global credit issuance activity due to uncertainty related to the macro-economic environment and the future path of interest rates. Revenue declined across all geographies and most product areas during the quarter. –34.5% Reported –31.9% Organic 21 22 $90.5 $59.3 15 15

Quarterly Product Trends: DBRS Morningstar Revenue Trend by Geography ($mil) 5.1% 6.7% 17.6% 15.4% 34.6% 29.4% 3.3% --16.6% 52.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 EMEA Canada USA DBRS Morningstar Q4 2022 Organic Revenue Drivers: Organic revenue declined 48.1% in the U.S. due to a sharp decrease in ratings of commercial- and residential-mortgage-backed securities. Organic revenue declined 11.2% in Canada due to weakness across most product groups, including financial institution and corporate ratings, partially offset by revenue growth in asset-backed securities ratings. Organic revenue declined 15.4% in EMEA due to the weakness in commercial-mortgage-backed securities, asset-backed securities, and corporate ratings. 5.1% 6.7% 17.6% 15.4% 34.6% 29.4% 3.3% --16.6% 52.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 EMEA Canada USA Bars represent reported revenue. Percentages represent organic revenue growth (decline). Organic revenue is a non-GAAP measure. 16 16

Quarterly Product Trends: DBRS Morningstar Revenue by Asset Class ($mil) DBRS Morningstar Q4 2022 Organic Revenue Drivers: Category mix in Q4 2022 was 60% Structured Finance v. 40% Fundamental Ratings. Recurring revenue, which is derived primarily from surveillance, research, and other transaction-related services, represented 50.1% of total DBRS Morningstar revenue. *Fundamental Ratings (Corporate, Financial Institutions, Sovereign) & Other **Structured Finance (Asset-Backed Securities, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities) $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Fundamental Ratings Structured Finance Ratings 17 17

Q4 2022 Operating Margins Operating Margin Drivers: Operating expense included $5.6 million of costs related to the Company’s significant reduction and shift of its China operations, which are excluded from adjusted operating income. Key drivers of expense growth included: Compensation costs increased $16.3 million reflecting growth in headcount across key product areas, merit increases, and transformation costs associated with the shift of the Company’s China operations. Stock-based compensation increased $14.2 million primarily due to the overachievement of targets under the PitchBook management bonus plan. The revaluation of contingent consideration related to the Leveraged Commentary & Data (LCD) acquisition accounted for $3.6 million, reflecting an adjustment to the future payment due to S&P Global for the successful separation of LCD customer contracts previously bundled with other services. Travel and related expenses increased $3.3 million as travel continued to rebound to support the business compared to the lower levels earlier in the COVID-19 pandemic. 18 18 Adjusted operating margin is a non-GAAP measure. Adjusted Operating Margin Operating Margin 21 22 ＋7.5% ＋14.1% 21 22 ＋16.2% ＋19.8%

Adjusted Operating Income Walk 2021 to 2022* ($ mil) Adjusted operating income, a non-GAAP measure, excludes intangible amortization expenses, all mergers and acquisitions (M&A)-related expenses (including M&A earn-outs), and items related to the significant reduction and shift of the Company's operations in China. **Includes salaries, cash bonus, and company-sponsored benefits. This line also includes severance-related expenses. Includes infrastructure costs, (including third party contracts with data providers, AWS cloud costs to house data collection and products, and subscriptions to SaaS-based software), facilities, depreciation/amortization, and capitalized labor. 19 19 * 2021 YOY Revenue Growth Compensation and Benefits** Stock-based Compensation Professional Fees Sales Commissions Travel & Related Activities Advertising & Marketing 2022 $363.4 –97.5 –40.8 171.3 –23.7 –19.4 –15.2 –10.7 $298.9 Infrastructure Costs & Other*** –28.5 ***

Quarterly Operating Margin Trends Adjusted operating margin is a non-GAAP measure. 20 20

2022 Cash Flow and Capital Allocation ($mil) 2 $297.8 $168.3 Operating Cash Flow Free Cash Flow* Capital Allocation** Free cash flow, a non-GAAP measure, is defined as cash provided by or used for operating activities less capital expenditures. ** Total capital deployed in 2022 was higher than operating cash flow due to use of excess cash on hand and the increase in debt. The company’s outstanding debt increased by a net of $750.2 million in 2022 compared to the end of 2021. 21 21 * ($mil) Acquisitions, Net of Cash 646.7 Share Repurchases 226.0 Capital Expenditures 129.5 Dividends Paid 61.5 Investments in Unconsolidated Entities 29.4 0

Appendix

Reconciliation from Reported to Organic Revenue Change by Revenue Type 23 23 Organic revenue is a non-GAAP measure. Going forward, the Company will provide a reconciliation of reported to organic revenue that details the impact from M&A and accounting changes and from currency effects.

Reconciliation from Reported to Organic Revenue Change by Revenue Type 24 24 Organic revenue is a non-GAAP measure. Going forward, the Company will provide a reconciliation of reported to organic revenue that details the impact from M&A and accounting changes and from currency effects.

Reconciliation from Reported to Organic Revenue Change by Product Area 25 25 Organic revenue is a non-GAAP measure. Going forward, the Company will provide a reconciliation of reported to organic revenue that details the impact from M&A and accounting changes and from currency effects.

Reconciliation from Reported to Organic Revenue Change by Product Area 26 26 Organic revenue is a non-GAAP measure. Going forward, the Company will provide a reconciliation of reported to organic revenue that details the impact from M&A and accounting changes and from currency effects.

Reconciliation from Reported to Organic Revenue Change by Product Area 27 27 Organic revenue is a non-GAAP measure. Going forward, the Company will provide a reconciliation of reported to organic revenue that details the impact from M&A and accounting changes and from currency effects.

Reconciliation from Operating Margin to Adjusted Operating Margin 28 28 Adjusted operating margin is a non-GAAP measure.

Key Contributors to Effective Tax Rate Q4 22 and FY 2022 29 29 Tax rate excluding above items is a non-GAAP measure. Reconciliation to reported effective tax rate is shown above.